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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 17, 2003



                              DELTA AIR LINES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       1-5424                  58-0218548
------------------------------ ------------------------- -----------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)



                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

Exhibit 99.1 Press Release dated July 17, 2003 titled "Delta Air Lines Reports Second Quarter 2003 Results"

Exhibit 99.2 Supplemental Data sheet dated July 17, 2003 titled "Supplemental June 2003 Quarter Data"


ITEM 9.  REGULATION FD DISCLOSURE AND
ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION



Financial Results for the Quarter Ended June 30, 2003

Delta Air Lines, Inc. (Delta) today issued a press release reporting financial results for the quarter ended June 30, 2003. The press release is attached as
Exhibit 99.1. Delta also will be providing supplemental data for the June 2003 quarter to certain analysts. The supplemental data is attached as Exhibit 99.2.

Pursuant to interim guidance from the Securities and Exchange Commission, this information is also deemed furnished under new Item 12 "Results of Operations and Financial Condition" of Form 8-K.



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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DELTA AIR LINES, INC.




                                        BY:  /s/ Edward H. Bastian
                                             -----------------------------------
                                             Edward H. Bastian
                                             Senior Vice President - Finance and
                                             Controller




Date:    July 17, 2003




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                                  EXHIBIT INDEX


Exhibit Number                    Description

Exhibit 99.1 Press Release dated July 17, 2003 titled "Delta Air Lines Reports Second Quarter 2003 Results"

Exhibit 99.2 Supplemental Data sheet dated July 17, 2003 titled "Supplemental June 2003 Quarter Data"